EX99-906CERT



                                  CERTIFICATION


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Van Eck VIP Multi-Manager Alternatives Fund, do hereby certify, to such officer's knowledge, that:

     The annual report on Form N-CSR of Van Eck VIP Multi-Manager Alternatives Fund for the period ended December 31, 2010 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Van Eck VIP Multi-Manager Alternatives Fund.


Dated:   March 1, 2011            /s/ Jan F. van Eck
                                  -------------------------------------------
                                  Jan F. van Eck
                                  Chief Executive Officer
                                  Van Eck VIP Multi-Manager Alternatives Fund


Dated:   March 1, 2011            /s/ Bruce J. Smith
                                  -------------------------------------------
                                  Bruce J. Smith
                                  Chief Financial Officer
                                  Van Eck VIP Multi-Manager Alternatives Fund



This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.